Exhibit 10.3

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of September 30, 2005, by and between Laurence S. Geller (the “Executive”) and Strategic Hotel Capital, Inc. a Maryland corporation (the “Company”).

WITNESSETH THAT:

WHEREAS, the Executive and the Company are parties to that certain Employment Agreement, dated as of June 8, 2004 (the “Employment Agreement”); and

WHEREAS, the parties desire to make an amendment to the Employment Agreement;

NOW, THEREFORE, the Executive and the Company hereto agree that the Employment Agreement shall be amended as follows:

1.                           Certain Definitions. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Employment Agreement.

2.	Amendment to Employment Agreement.

(a)          The last sentence of Section 1(a) of the Employment Agreement is hereby deleted and the following new sentence is hereby substituted in lieu thereof:

Thereafter, the Agreement Term will be automatically extended for 12-month periods, unless either the Company or the Executive shall give the other party notice of an intention to not extend the Agreement by December 31, 2005 or either the Company or the Executive shall give the other party such notice by October 1 of any succeeding year, if applicable, except that upon a Change of Control (as defined in paragraph 3(h)), the remaining Agreement Term shall be 24 months from the date the Change of Control occurred.

3.	Miscellaneous.

(a)          Effect of Amendment. Unless expressly amended by this Amendment, all other provisions of the Employment Agreement shall remain in legal force and effect.

(b)          Governing Law. This Amendment shall be governed by and be construed in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above stated.

STRATEGIC HOTEL CAPITAL, INC.

By:	/s/ Janice Peterson
Name: Janice Peterson Title: Vice President

LAURENCE S. GELLER

/s/ Laurence S. Geller